SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 23, 2001


                             Optimal Robotics Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

                   0-28572                            98-0160833
         (Commission File Number)          (IRS Employer Identification No.)


         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)


                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4.  Changes in Registrant's Certifying Accountant

     Upon recommendation of the Audit Committee of the Board of Directors, the Board of Directors resolved on April 23, 2001 to terminate the engagement of PricewaterhouseCoopers LLP as independent auditor for Optimal Robotics Corp. (the "Corporation"), and to propose the appointment of KPMG LLP, Chartered Accountants, Montreal, Quebec, as independent auditor of the Corporation at the upcoming annual meeting of shareholders of the Corporation to be held on June 21, 2001. Notice of termination was delivered to PricewaterhouseCoopers LLP on April 27, 2001 and the Corporation anticipates that KPMG LLP will be appointed as independent auditor of the Corporation at the June 21, 2001 annual meeting of shareholders.

     The reports of PricewaterhouseCoopers LLP on the Corporation's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Corporation's two most recent fiscal years and the subsequent interim period preceding the termination of PricewaterhouseCoopers LLP's engagement, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the matter in their report. There were no reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a) (1) (v). The Corporation has requested that PricewaterhouseCoopers LLP furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 18, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     During the Corporation's two most recent fiscal years and the interim period prior to the termination of PricewaterhouseCoopers LLP's engagement, the Corporation has not consulted KPMG LLP with respect to any of the matters described in Regulation S-K Item 304 (a) (2) (i) or (ii).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits
          16.1 Letter of PricewaterhouseCoopers LLP dated May 18, 2001 regarding the disclosure contained in Item 4 of this report on Form 8-K.

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                                   SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 18, 2001                     Optimal Robotics Corp.
                                          (Registrant)



                                          By:  /s/ Neil S. Wechsler
                                              ----------------------------------
                                                 Neil S. Wechsler
                                                 Co-Chairman
                                                 and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit
Number   Description

16.1     Letter from PricewaterhouseCoopers LLP